Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 15th day of December, 2015, by and among:

(i)          JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company (the former company name of which is Franklin Holdings (Bermuda), Ltd.), and JRG REINSURANCE COMPANY LTD., a regulated insurance company domiciled in Bermuda (each a “Borrower” and, collectively, the “Borrowers”);

(ii)         THE FINANCIAL INSTITUTIONS as signatory lender parties hereto and their successors and assigns (each a “Lender” and, collectively, the “Lenders”); and

(iii)        KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacities as “Administrative Agent”, and “Letter of Credit Issuer” under the Credit Agreement (defined below)

Recitals:

A.           The Borrowers, the Lenders, the Letter of Credit Issuer and the Administrative Agent and certain other parties are the parties to that certain Credit Agreement dated as of June 5, 2013, as amended by a First Amendment dated September 24, 2014, a Waiver Letter dated February 6, 2015 and a Commitment Acceptance Agreement dated May 20, 2015 (collectively, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement) to the Borrowers; and the Letter of Credit Issuer agreed, subject to the terms and conditions thereof, to issue Letters of Credit.

B.           The Borrowers have requested the Lenders to agree to certain other amendments to the Credit Agreement.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrowers, the Lenders, the Letter of Credit Issuer and the Administrative Agent, intending to be legally bound, hereby agree as follows:

1.            Amendments to Credit Agreement. Subject to the terms and conditions of this Second Amendment, including, without limitation, Paragraph 2, below:

(a)          The definition of “Guarantor” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“Guarantor” means, as of the Second Amendment Effective Date, each of James River UK and, until, if ever, James River becomes a Borrower upon and subject to the provisions of Section 2.04, James River, it being understood and agreed that after, if ever, James River becomes a Borrower as aforesaid, all references to the “Guarantors” shall be deemed to refer to James River UK.

(b)          The definition of “Holdings II” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby deleted in its entirety.

(c)          The last sentence of the definition of “Material Subsidiary” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

As of the Second Amendment Effective Date, James River, JRG Reinsurance, James River Insurance, Stonewood Insurance and James River UK constitute the Material Subsidiaries.

(d)          The following new defined terms are added to Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate alphabetical order:

“James River UK” means James River Group Holdings UK Limited, a private limited company incorporated under the Laws of England and Wales that, from and after the Second Amendment Effective Date will be a wholly-owned Subsidiary of the Parent.

*        *        *

“Second Amendment” means the Second Amendment to Credit Agreement dated as of November 18, 2015 among the parties to this Agreement as of such date.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” as that term is defined in the Second Amendment.

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(e)          Section 6.03(a) (Fundamental Changes) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(a)          No Loan Party shall, nor shall it permit any of its Material Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), unless it is a Permitted Acquisition; provided that James River UK may dissolve or merge with the Parent so long as each and all of the following is satisfied: (i) the Parent shall have delivered to the Administrative Agent written notice of such merger or dissolution and the intended date of consummation thereof at least twenty (20) Business Days in advance of such intended date of consummation, (ii) such notice is accompanied with copies of the definitive documentation that will effect such merger or dissolution, (iii) no Default exists on the date of such notice and on the date of such consummation, (iv) after giving effect to such merger or dissolution, the Parent shall own 100% of all of the issued and outstanding Equity Interests of each of James River and any other Person that is then a Subsidiary of James River UK, (v) in the case of a merger, the Parent is the surviving Person, (vi) the Parent shall have caused to be delivered to the Administrative Agent and the Lenders such opinions of counsel as the Administrative Agent may reasonably request, and (vii) the Administrative Agent shall not have received from the Required Lenders on or before three (3) Business Days prior to such intended date of consummation written notice that such Required Lenders have determined in their good faith judgment that such merger or dissolution impairs or otherwise adversely affects any right or interest of the Lenders hereunder or under any other Loan Document.

(f)          Clause (iv) of Section 6.04(a) (Investments, Loans, Advances, Guarantees and Acquisitions) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(iv) Investments by a Loan Party and its Material Subsidiaries in their respective Subsidiaries; provided that the Loan Parties’ Investments in Foreign Subsidiaries acquired or formed after the Effective Date that are not organized under the Laws of Bermuda (exclusive of the Parent’s Investment in James River UK upon and subject to the terms and conditions of the Second Amendment) shall not exceed $10,000,000 in the aggregate as to all Loan Parties in any Fiscal Year;

(g)          On the Second Amendment Effective Date, the Parent shall contribute to the capital of James River UK all of the issued and outstanding Equity Interests of James River (collectively, the “James River Equity”).

2.            Amendment Effective Date; Conditions Precedent. The amendments set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following

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conditions precedent have been satisfied (such date of effectiveness being the “Second Amendment Effective Date”):

(a)          Officer’s Certificate. On the Second Amendment Effective Date, after giving effect to the amendments set forth in Paragraph 1, above, and the contribution by the Parent of the James River Equity to the capital of James River UK (i) there shall exist no Default, and a Financial Officer or other executive officer of each Borrower, on behalf of such Borrower, shall have delivered to the Administrative Agent written confirmation thereof dated as of the Second Amendment Effective Date, (ii) the representations and warranties of the Borrowers under Article 3 of the Credit Agreement and under Paragraph 3 of this Second Amendment shall have been reaffirmed in writing by each Borrower as being true and correct in all material respects as of the Second Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date), and (iii) each Borrower shall have reaffirmed in writing that the Regulatory Condition Satisfaction remains effective.

(b)          Second Amendment. The Administrative Agent or the Special Counsel (defined below) shall have received from each Borrower and the Required Lenders either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or email transmission of a signed signature page of this Second Amendment) that such party has signed a counterpart of this Second Amendment.

(c)          Corporate Authorization. Each Borrower shall have delivered to the Administrative Agent a copy, certified by its Secretary or Assistant Secretary (or equivalent

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officer otherwise named), of resolutions of its Board of Directors (or equivalent body otherwise named) authorizing the execution and delivery of this Second Amendment and the transactions contemplated hereby, together with the names and signatures of the officers of such Borrower executing or attesting to this Second Amendment, in form and substance reasonably satisfactory to the Administrative Agent.

(d)          James River UK Guaranty. James River UK shall have (i) executed and delivered to the Administrative Agent a Payment Guaranty in the form of Attachment 1 hereto and (ii) delivered to the Administrative Agent (a) its certificate of incorporation (or equivalent document otherwise named) certified by the Applicable Governmental Authority and its by-laws (or equivalent document otherwise named) certified by its Secretary or Assistant Secretary (or equivalent officer otherwise named), (b) a certificate of good standing (or equivalent document otherwise named) for James River UK certified by the office of the applicable Governmental Authority of the jurisdiction of its organization or formation, (c) a certificate of qualification (or equivalent document otherwise named) to transact business as a foreign company or other entity in every other jurisdiction where its failure so to qualify could have a Material Adverse Effect, and (d) a copy, certified by its Secretary or Assistant Secretary (or equivalent officer otherwise named), of resolutions of its Board of Directors (or equivalent body otherwise named) authorizing the execution and delivery of such Payment Guaranty, together with the names and signatures of its officers executing or attesting to such Payment Guaranty, in form and substance reasonably satisfactory to the Administrative Agent.

(e)          James River Confirmation. James River shall have executed and delivered to the Administrative Agent a confirmation of its Payment Guaranty in form and substance reasonably

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satisfactory to the Administrative Agent, accompanied by such certifications regarding good standing and authorization as the Administrative Agent may reasonably request.

(f)          Opinions. The Borrowers shall have caused their and James River UK’s special counsel, Bryan Cave LLP, to deliver favorable opinions of counsel in favor of the Lenders, the Letter of Credit Issuer and the Administrative Agent, all in form and substance reasonably acceptable to the Administrative Agent.

(g)          Agent Expenses. The Borrowers shall have paid or caused to be paid to the Administrative Agent all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of the Special Counsel) required to be reimbursed or paid by the Borrowers hereunder, under any other Loan Document or under said fee letter agreement.

(h)          Legal Matters. All legal matters incident to this Second Amendment and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Squire Patton Boggs (US) LLP, Cleveland, Ohio, special counsel to the Administrative Agent (the “Special Counsel”).

Notwithstanding the foregoing, if the Second Amendment Effective Date has not occurred on or before December 15, 2015, this Second Amendment shall not become effective and shall be deemed of no further force and effect.

3.            Additional Representations and Warranties. Without limiting the effect of Paragraph 2(a)(ii) above, the Borrowers represent and warrant to the Lenders, the Letter of Credit Issuer and the Administrative Agent that (i) James River UK is not subject to any Applicable Insurance Code or Applicable Insurance Regulatory Authority, (ii) the contribution of

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the James River Equity to the capital of James River UK does not require the consent or approval of the Applicable Insurance Regulatory Authority of any Insurance Subsidiary of James River, (iii) the contribution of the James River Equity to the capital of James River UK does not cause to exist or arise any restriction, diminution or other impairment under any Applicable Insurance Code of any Insurance Subsidiary of James River to such Insurance Subsidiary’s right to pay Restricted Payments to the Person that is its direct parent, and (iv) no restriction or other impairment (other than customary corporate Laws of general application against impairment of capital) exists under the Laws of England and Wales, the United States of America, or Bermuda (or any state, province or other political subdivision thereof) to James River UK’s right to pay Restricted Payments to the Parent.

4.            No Other Modifications. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.

5.            Confirmation of Obligations; Release. Each Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to each of the Lender Parties according to their respective terms. Each Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Debt and other obligations of such Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.

6.            Administrative Agent’s Expense. The Borrowers agree to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses

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incurred in connection with this Second Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Special Counsel.

7.            Governing Law; Binding Effect. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS, THE LENDERS, THE LETTER OF CREDIT ISSUER AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

7.            Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or email transmission a signature page of this Second Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment.

8.            Miscellaneous.

(a)          Upon the effectiveness of this Second Amendment, this Second Amendment shall be a Loan Document.

(b)          The invalidity, illegality, or unenforceability of any provision in or Obligation under this Second Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Second Amendment or of such provision or obligation in any other jurisdiction.

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(c)          This Second Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

(d)          The Obligations of the Borrowers hereunder are joint and several, all as more fully set forth in Article 10 of the Credit Agreement.

9.          Waiver of Jury Trial. Each of the parties to this SECOND AMENDMENT hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) arising out of or relating to this SECOND AMENDMENT, the other LOAN Documents or the transactions contemplated hereby or thereby. Each party hereto hereby (a) certifies that no representative, agent or attorney oF any other party has represented, expressly or otherwise, that such other

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party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it and the other parties hereto have been induced to enter into this SECOND AMENDMENT by, among other things, the mutual waivers and certificatION in this section.

[No additional provisions are on this page; the page next following is the signature page.]

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IN WITNESS WHEREOF, the Borrowers, the Lenders, the Letter of Credit Issuer and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWERS

JAMES RIVER GROUP HOLDINGS, LTD.

By:	/s/ Gregg Davis
Gregg Davis, Chief Financial Officer

JRG REINSURANCE COMPANY LTD.

By:	/s/ Kevin Copeland
Kevin Copeland, Chief Financial Officer

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ADMINISTRATIVE AGENT AND LETTER OF CREDIT ISSUER

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Letter of Credit Issuer

LENDERS

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ James Cribbet
James Cribbet, Senior Vice President

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[Lender Signatures Continued]

SUNTRUST BANK,
as Lender

By:	/s/ Paula Mueller
Name: Paula Mueller
Title: Director

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[Lender Signatures Continued]

BANK OF MONTREAL, CHICAGO BRANCH,
as Lender

By:	/s/ Joan S. Murphy
Name: Joan S. Murphy
Title: Director

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[Lender Signatures Continued]

THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Eli Mou
Name: Eli Mou
Title: Director & Exec. Head

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[Lender Signatures Continued]

THE BANK OF N.T. BUTTERFIELD & SON LIMITED, as Lender

By:	/s/ Alan Day
Name: Alan Day
Title: Vice President

And:	/s/ Raymond Long
Name: Raymond Long
Title: Vice President

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[Lender Signatures Continued]

FIRST TENNESSEE BANK, N.A.,
as Lender

By:	/s/ Keith A. Sherman
Name: Keith A. Sherman
Title: Senior Vice President

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[Lender Signatures Continued]

YADKIN BANK, as Lender

By:	/s/ Jeff Hendrick
Name: Jeff Hendrick
Title: Vice President

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